SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: May 7, 1999.

                            Foxmoor Industries, Ltd.
             (Exact Name of Registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                       000-11333                84-0862501
                (Commission File Number) (IRS Identification No.)

                     Suite 1250, 400 Burrard Street
                  Vancouver, British Columbia, Canada V6C 3A6
              (Address of Principal Executive Office) (Postal Code)

                                  604-683-5767
               (Registrant's telephone number including area code)

            3801 E. Florida Avenue, Suite 105, Denver, Colorado 80210 (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      99.1     Press Release dated May 7, 1999


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FOXMOOR INDUSTRIES, LTD.



Date:  May 7, 1999       By:        /s/ Roy Zanatta
                                    Roy Zanatta, President